Exhibit 10.5

REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of April 25, 2006, by and between BATTLE MOUNTAIN GOLD EXPLORATION CORP., a corporation organized under the laws of the State of Nevada (the "Company"), and IAMGOLD CORPORATION, a corporation incorporated under the laws of Canada (the “Investor").

     The Company and the Investor have agreed on the terms and subject to the conditions set forth in the Share Purchase Agreement of even date herewith (the "Share Purchase Agreement"), to issue and sell to the Investor or its affiliates an aggregate of up to 18,000,000 shares (the "Issued Shares") of the Company's common stock, par value $0.001 per share (the "Common Stock").

     In order to induce the Investor to enter into the Share Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended (the "Securities Act"), and under applicable state securities laws. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Share Purchase Agreement.

     In consideration of the Investor entering into the Share Purchase Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. DEFINITIONS.

For purposes of this Agreement, the following terms shall have the meanings specified:

(a)	“Business Day” means any day on which the New York Stock Exchange and commercial banks in the city of New York are open for business;

(b)	“Commission” means the United States Securities and Exchange Commission and any successor thereto;

(c)	“Closing Date” has the meaning specified in the Share Purchase Agreement;

(d)	“Effective Date” means the date on which the Registration Statement is declared effective by the Commission;

(e)	“Excluded Registration” means a registration relating solely to any one or more of the following: (i) a Rule 145 transaction under the Securities Act on Form S-4 or any similar forms which may be promulgated in the future, (ii) an offering solely to employees, in connection with an employee benefit, option or purchase plan or otherwise; or (iii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities;

(f)	"Register", "registered" and "registration" and like terms refer to a registration of the Issued Shares effected by preparing and filing a registration statement or statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act ("Rule 415") or any successor rule providing for the offering of securities on a continuous or delayed basis (the "Registration Statement"), and the declaration or ordering of effectiveness of the Registration Statement by the Commission; and

(g)	"Registrable Securities" means the Issued Shares and any shares of capital stock issued or issuable from time to time (with any adjustments) in replacement of, in exchange for or otherwise in respect of the Issued Shares.

2.	PIGGYBACK REGISTRATION

(a) If at any time or from time to time the Company proposes to register any of its equity securities, either for its own account or the account of a security holder or holders, other than in an Excluded Registration, the Company will:

     (i) promptly, and in any event within 2 Business Days, give written notice of the proposed registration to the Investor; and

     (ii) include in that registration (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) and in any underwriting involved in the registration, all of the Registrable Securities of the Investor specified in a written request received by the Corporation within 10 Business Days after the Investor’s receipt of the written notice from the Company

     (b) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company will so advise the Investor as part of the written notice given under paragraph 2(a)(i) that the right of the Investor to registration under paragraph 2(a) will be conditioned upon the Investor’s participation in those underwriting arrangements. If the Investor intends to distribute its Registrable Securities through the underwriting it will (together with the Company and any other stockholders distributing their securities through that underwriting) enter into an underwriting agreement in customary form with the underwriters selected by the Company, acting reasonably. The Investor may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters, also be made to and for the benefit of the Investor. The Investor shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than customary representations, warranties or agreements regarding title to and liens affecting the Registrable Securities, the Investor’s intended method of distribution and any other representation required by law. Despite any other provision of this paragraph 2(b), if the lead underwriter advises the Company in writing that marketing factors require a limit on the number of securities to be underwritten, then the Company will advise all persons distributing their securities through such underwriting of this exclusion and the number of Registrable Securities, and other securities that may be included in the registration and underwriting, will be allocated among the persons distributing their securities in proportion, as nearly as practicable, to the respective number of Registrable Securities and other Common Shares held by that persons and the other persons at the time of filing such Registration Statement. To facilitate this allocation, the Company or the underwriters may round the number of securities allocated to any person to the nearest one hundred (100) securities. The Registrable Securities excluded from the offering shall be withheld from the market by the Investor for a period that the lead underwriter reasonably determines is necessary to effect the offering, but in no event longer than 120 days.

     (c) If the Investor disapproves of the terms of the underwriting it may withdraw from the underwriting by written notice to the Company and the lead underwriter. The Registrable Securities withdrawn will also be withdrawn from registration, and those Registrable Securities will continue to be subject to the terms of this Agreement, including, for greater certainty, section 3.

3.	MANDATORY REGISTRATION.

     (a) If the Company has not Registered the Registrable Securities of the Investor pursuant Section 2 hereof within 270 days of the date hereof, to the Company shall then promptly prepare and file with the Commission a Registration Statement on Form SB-2 (or, if Form SB-2 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Registrable Securities), as a "shelf" registration statement under Rule 415 covering the resale of the number of shares of Registrable Securities equal to the number of Issued Shares. The Registration Statement shall state, to the extent permitted by Rule 416 under the Securities Act, that it also covers such indeterminate number of shares of Common Stock as may be required in order to prevent dilution resulting from stock splits, stock dividends or similar events.

     (b) The Company shall use its best efforts to cause the Registration Statement to become effective as soon as practicable following the filing thereof. The Company shall respond promptly to any and all comments made by the staff of the Commission on the Registration Statement, and shall submit to the Commission a request for acceleration of the effectiveness of the Registration Statement to a time and date not later than forty-eight (48) hours after the submission of such request promptly after the Company learns that no review of the Registration Statement will be made by the staff of the Commission or that the staff of the Commission has no further comments on the Registration Statement, as the case may be. The Company shall maintain the effectiveness of the Registration Statement until the earlier to occur of (i) the date on which all of the Registrable Securities have been sold pursuant to either the Registration Statement or Rule 144 under the Securities Act, and (ii) the date on which all of the remaining Registrable Securities (in the reasonable opinion of counsel to the Investor) may be immediately sold to the public without registration and without regard to the amount of Registrable Securities which may be sold by the

Investor thereof at a given time (the period beginning on the Closing Date and ending on the earlier to occur of (i) or (ii) above being referred to herein as the "Registration Period").

     (c) No more than one time in any twelve (12) month period for an aggregate of not more than thirty (30) days, the Company may delay the disclosure of material non-public information concerning the Company, by suspending the use of any prospectus included in any Registration Statement contemplated by this Section containing such information, the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company as evidenced in writing, in the best interests of the Company (an “Allowed Delay”); provided, that the Company shall promptly (a) notify the Investor in writing of the existence of (but in no event, without the prior written consent of the Investor, shall the Company disclose to such Investor any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay, and (b) advise the Investor in writing to cease all sales under the Registration Statement until the end of the Allowed Delay. Notwithstanding the foregoing, the Company may suspend the use of a prospectus as a result of an Allowed Delay no more than three (3) times.

     (d) In the event of a registration by the Company involving the offering and sale by the Company of equity securities or securities convertible into or exchangeable for its equity securities, the Investor agrees, if requested by the Company (or, in the case of an underwritten offering, by the managing underwriter), not to effect any public sale or distribution (excluding any sale pursuant to Rule 144 or Regulation S under the Securities Act) of any securities (except, in each case, as part of the applicable registration, if permitted), which securities are the same as or similar to those being registered in connection with such registration, or which are convertible into or exchangeable or exercisable for such securities, during the period beginning seven (7) days before, and ending ninety (90) days (or such lesser period as may be permitted by the Company or such managing underwriter) after, the effective date of the registration statement filed in connection with such registration, to the extent the Investor is notified in writing by the Company or the managing underwriter at least thirty (30) days prior to the filing of the registration statement for such registration; provided, however, that such restriction shall apply to the Investor only if it beneficially owns five per cent (5%) or more (on a fully converted basis) of the then issued Issued Shares at the date of such request.

4. OBLIGATIONS OF THE COMPANY.

     In addition to performing its obligations hereunder, including without limitation those pursuant to paragraphs 3(a) and 3(b) above, the Company shall:

     (a) use its best efforts to cause the Registration Statement to become effective and use its best efforts to remain continuously effective during the Registration Period;

     (b) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to comply with the provisions of the Securities Act or to maintain the effectiveness of the Registration Statement during the Registration Period, or as may be reasonably requested by the Investor in order to incorporate information concerning the Investor or the Investor's intended method of distribution;

     (c) promptly secure the listing of all shares of Common Stock (including the Registrable Securities) on the Toronto Stock Exchange or the TSX-Venture Exchange or the American Stock Exchange;

     (d) provide copies to and permit counsel designated by the Investor to review each Registration Statement, all amendments and supplements thereto and all correspondence with the Commission related thereto no fewer than three (3) Business Days prior to their filing with the Commission and not file any document to which such counsel reasonably objects;

     (e) furnish to the Investor such number of copies of the prospectus included in such Registration Statement, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the Investor may reasonably request in order to facilitate the disposition of the Investor's Registrable Securities;

     (f) use all commercially reasonable efforts to register or qualify the Registrable Securities under the securities or "blue sky" laws of such jurisdictions within the United States as shall be reasonably requested from time to time by the Investor, and do any and all other acts or things which may be necessary or advisable to enable the Investor to consummate the public sale or other disposition of the Registrable Securities in such jurisdictions; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction;

     (g) notify the Investor immediately upon the occurrence of any event, as a result of which, the prospectus included in such Registration Statement, as then in effect, contains an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and as promptly as practicable, prepare, file and furnish to the Investor a reasonable number of copies of a supplement or an amendment to such prospectus as may be necessary so that such prospectus does not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

     (h) use all commercially reasonable efforts to prevent the issuance of any stop order or other order suspending the effectiveness of such Registration Statement and, if such an order is issued, to obtain the withdrawal thereof at the earliest possible time and to notify the Investor of the issuance of such order and the resolution thereof;

     (i) furnish to the Investor, on the date that such Registration Statement becomes effective, (x) a letter, dated such date, of outside counsel representing the Company (and reasonably acceptable to the Investor) addressed to the Investor, confirming the effectiveness of the Registration Statement and, to the knowledge of such counsel, the absence of any stop order, and (y)

in the case of either an underwriting or an agency transaction, (A) an opinion addressed to the Investor, dated such date, of such outside counsel, in such form and substance as is required to be given to either the underwriters or the agents as applicable, and (B) a letter addressed to the Investor, dated such date, from the Company's independent certified public accountants, in such form and substance as is required to be given by the Company's independent certified public accountants to such underwriters or agents;

     (j) provide the Investor and its representatives the opportunity to conduct a reasonable inquiry of the Company's financial and other records during normal business hours and make available its officers, directors and employees for questions regarding information which the Investor may reasonably request in order to facilitate the Investor’s internal due diligence review; and

     (k) with a view to making available to the Investor the benefits of Rule 144 (or any successor rule) under the Securities Act and any other rule or regulation of the Commission that may at any time permit the Investor to sell Registrable Securities to the public without registration, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) six months after such date as all of the Registrable Securities may be resold pursuant to Rule 144(k) or any other rule of similar effect or (B) such date as all of the Registrable Securities shall have been resold; (ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and (iii) furnish to the Investor upon request, as long as such person owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act, (B) a copy of the Company’s most recent annual report on Form 10-K or 10-KSB (or such other form then available to the Company), and (C) such other information as may be reasonably requested in order to avail such Investor of any rule or regulation of the Commission that permits the selling of any such Registrable Securities without registration.

5. OBLIGATIONS OF THE INVESTOR.

     In connection with the registration of the Registrable Securities pursuant to the Registration Statement, the Investor shall:

     (a) furnish to the Company in writing such information regarding itself and the intended method of disposition of Registrable Securities as the Company shall reasonably request in order to effect the registration thereof;

     (b) upon receipt of any notice from the Company of the happening of any event of the kind described in paragraphs 4(g) or 4(h), immediately discontinue any sale or other disposition of Registrable Securities pursuant to the Registration Statement until the filing of an amendment or supplement as described in paragraph 4(g) or withdrawal of the stop order referred to in paragraph 4(h);

     (c)  notify the Company when it has sold all of the Registrable Securities theretofore held by it;

(d) notify the Company when the amount of Registrable Securities it holds is below the threshold established in Rule 144(e) promulgated pursuant to the Securities Act; and

     (e) promptly notify the Company in the event that any information supplied by the Investor in writing for inclusion in the Registration Statement or related prospectus is untrue or omits to state a material fact required to be stated therein or necessary to make such information not misleading in light of the circumstances then existing.

6.	INDEMNIFICATION.

      (a) To the extent permitted by law, the Company shall indemnify and hold harmless the Investor, the officers, directors, employees, agents and representatives of the Investor, and each person, if any, who controls the Investor within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, liabilities or reasonable out-of-pocket expenses (whether joint or several) (collectively, including legal or other expenses reasonably incurred in connection with investigating or defending same, "Losses"), insofar as any such Losses arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Subject to the provisions of paragraph 6(c) below, the Company will reimburse the Investor, and each such officer, director, employee, agent, representative or controlling person for any legal or other expenses as reasonably incurred by any such entity or person in connection with investigating or defending any Loss; provided, however, that the foregoing indemnity shall not apply to amounts paid in settlement of any Loss if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be obligated to indemnify any person for any Loss to the extent that such Loss arises out of or is based upon and in conformity with written information furnished by such person expressly for use in such Registration Statement; and provided, further, that the Company shall not be required to indemnify any person to the extent that any Loss results from such person selling Registrable Securities (A) to a person to whom there was not sent or given, at or prior to the written confirmation of the sale of such shares, a copy of the prospectus, as most recently amended or supplemented, if the Company has previously furnished or made available copies thereof or (B) during any period following written notice by the Company to the Investor of an event described in Section 4(g) or 4(h).

     (b) To the extent permitted by law, the Investor named in such Registration Statement as a selling shareholder shall indemnify and hold harmless the Company, the officers, directors, employees, agents and representatives of the Company, and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any Losses to the extent (and only to the extent) that any such Losses are based upon and in conformity with written information furnished by the Investor expressly for use in such Registration Statement; and the Investor will reimburse any legal or other expenses as reasonably incurred by the Company and any such officer, director, employee, agent, representative, or controlling person, in connection with investigating or defending any such Loss; provided, however, that the foregoing indemnity shall not apply to amounts paid in settlement of any such Loss if such settlement is effected without the consent of the Investor, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 6(b) exceed the net proceeds resulting from the sale of the Registrable Securities sold by the Purchaser under the Registration Statement.

     (c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonably incurred fees and expenses of one such counsel to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate under applicable standards of professional conduct due to actual or potential conflicting interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 6 with respect to such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 6 or with respect to any other action unless the indemnifying party is materially prejudiced as a result of not receiving such notice.

     (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 6 is unavailable or insufficient to hold harmless an indemnified party for any reason, the Company and the Investor agree, severally and not jointly, to contribute to the aggregate Losses to which the Company or the Investor may be subject in such proportion as is appropriate to reflect the relative fault of the Company and the Investor in connection with the statements or omissions which resulted in such Losses; provided, however, that in no case shall the Investor be responsible for any amount in excess of the proceeds resulting from the sale of the Registrable Securities sold by it under the Registration Statement. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or by the Investor. The Company and the Investor agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 6, each person who controls the Investor within the meaning of either the Securities Act or the Exchange Act and each officer, director, employee, agent or representative of the Investor shall have the same rights to contribution as the

Investor, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act and each officer, director, employee, agent or representative of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

     (e) The obligations of the Company and the Investor under this Section 6 shall survive the completion of any offering of Registrable Securities pursuant to a Registration Statement under this Agreement.

7.	MISCELLANEOUS.

      (a) Expenses of Registration. All expenses, other than fees and expenses of counsel of the Investor in excess of $25,000, incurred in connection with the registrations, filings or qualifications described herein, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, the fees and disbursements of counsel for the Company, and the fees and disbursements incurred in connection with the opinion and letter described in paragraph 4(i) hereof, shall be borne by the Company.

     (b) Amendment; Waiver. Any provision of this Agreement may be amended or waived only pursuant to a written instrument executed by the Company and agreed to in writing by the Investor. Any amendment or waiver effected in accordance with this paragraph shall be binding upon the Investor and the Company. The failure of any party to exercise any right or remedy under this Agreement or otherwise, or the delay by any party in exercising such right or remedy, shall not operate as a waiver thereof.

     (c) Notices. Any notice, demand or request required or permitted to be given by any party to any other party pursuant to the terms of this Agreement shall be in writing and shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with an original to follow) on or before 5:00 p.m., eastern time, on a Business Day or, if such day is not a Business Day, on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to a nationally-recognized overnight courier and (iii) on the day actually received after deposit in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed to the parties as follows:

If to the Company:

Battle Mountain Gold Exploration Corp.
One East Liberty Street
Sixth Floor, Suite 9
Reno, Nevada 89504
Attn: Mark Kucher

Tel: (775) 686-6081
Fax: (775) 686-6066

If to the Investor:

IAMGold Corporation
220 Bay Street, Fifth Floor
Toronto, Ontario M5J 2W4
Canada
Attn: Grant Edey

Tel: (416) 360-4710
Fax: (416) 360-4750

     (d) Termination. This Agreement shall terminate on the last day of the Registration Period, but such termination shall be without prejudice to (i) the parties' rights and obligations arising from breaches of this Agreement occurring prior to such termination and (ii) the indemnification and contribution obligations under this Agreement.

     (e) Assignment. Upon the transfer of the Registrable Securities by the Investor, the rights of the Investor hereunder with respect to the Investor (or part thereof) or securities so transferred shall be assigned automatically to the transferee thereof as long as: (i) the Company is, within a reasonable period of time following such transfer, furnished with written notice of the name and address of such transferee, (ii) the transferee agrees in writing with the Company to be bound by all of the provisions hereof and (iii) such transfer is made in accordance with the applicable requirements of the Share Purchase Agreement, as the case may be; provided, however, that the registration rights granted in this Agreement shall not be transferred to any person or entity that receives the Registrable Securities pursuant to an effective registration statement under the Securities Act or pursuant to a transaction under Rule 144 or any successor provision thereto.

     (f) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall be deemed one and the same instrument. This Agreement, once executed by a party, may be delivered to any other party hereto by facsimile transmission.

     (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflict of laws provisions thereof.

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     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

BATTLE MOUNTAIN GOLD
EXPLORATION CORP.

By:
__________________________
Name:
Title:

IAMGOLD CORPORATION

By:
__________________________
Name:
Title: